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                                                                      EXHIBIT 23
COMMUNITY SHORES BANK 401(K) PLAN


                          Independent Auditors' Consent




   Community Shores Bank


   We consent to incorporation by reference in the registration statement No. 333-89655 of Community Shores Bank Corporation on Form S-8 of our report dated June 6, 2003 included in this Annual Report on Form 11-K of Community Shores Bank 401(k) Plan for the year ended December 31, 2002.


   /s/ Plante & Moran, PLLC


   Kalamazoo, MI
   June 30, 2003